Summary Prospectus September 27, 2013	Stadion Market Opportunity Fund™ Class A Shares (ETFAX), CUSIP 85235B814 Class C Shares (ETFCX), CUSIP 85235B798 Class I Shares (ETFOX), CUSIP 85235B780

Before you invest, you may want to review the Market Opportunity Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Market Opportunity Fund’s Prospectus, SAI and other information about the Fund online at  http://www.stadionfunds.com/stadionfunds/resources/formsanddownloads. You can also get this information at no cost by calling (866) 383-7636 or by sending an email request stadion@alpsinc.com. The current Prospectus and SAI, dated September 27, 2013, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Stadion Market Opportunity Fund (the “Opportunity Fund”) is to seek long-term capital appreciation.

FEES AND EXPENSES OF THE OPPORTUNITY FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Opportunity Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Opportunity Fund. More information about these and other discounts is available from your financial professional and in the Prospectus in the “Class A Shares” section beginning on page 59 and in the Opportunity Fund’s Statement of Additional Information (“SAI”) in the “Additional Purchase and Redemption Information” section beginning on page 42.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load)	6.75%	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	1.00%(1)	1.00%(2)	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Class I Shares
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.49%(3)	0.49%(3)	0.49%
Acquired Fund Fees and Expenses	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	2.16%(3)	2.91%(3)	1.91%
Management Fee Waivers and Expense Reimbursements(4)	-0.04%	-0.04%	-0.04%
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements(4)	2.12%	2.87%	1.87%

(1)
In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 18 months of purchase.

(2)	A 1.00% CDSC will be assessed on shares redeemed within 12 months of purchase.
(3)	Based on estimated amounts for the current fiscal year.
(4)
The Opportunity Fund’s investment adviser, Stadion Money Management, LLC (the “Adviser”) has entered into an Expense Limitation Agreement with the Opportunity Fund under which it has contractually agreed to waive Management Fees and to assume other expenses of the Opportunity Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) of Class A, Class C and Class I shares to not more than 1.70% of the average daily net assets allocable to each Class of the Opportunity Fund. The Expense Limitation Agreement is currently in effect until October 1, 2014. The Expense Limitation Agreement may be terminated by the Stadion Investment Trust or the Adviser at the end of its then-current term upon not less than 90  days’ notice.

Example
This Example is intended to help you compare the cost of investing in shares of the Opportunity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Opportunity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Opportunity Fund’s operating expenses remain the same, except that the contractual arrangement to waive Management Fees and reimburse expenses remains in effect only until October 1, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming Redemption at End of Period

	1 Year	3 Years	5 Years	10 Years
Class A	$778	$1,208	$1,664	$2,918
Class C	$390	$897	$1,529	$3,226
Class I	$190	$596	$1,027	$2,226

Assuming No Redemption

	1 Year	3 Years	5 Years	10 Years
Class C	$290	$897	$1,529	$3,226

Portfolio Turnover
The Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Opportunity Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Opportunity Fund’s performance. During the fiscal year ended April 30, 2013, the portfolio turnover rate of the Opportunity Fund’s predecessor, the ETF Market Opportunity Fund (the “Predecessor Fund”), was 294% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
To achieve its investment objective, the Opportunity Fund invests primarily in actively managed or index-based exchange traded funds (“ETFs”) and other indexed investments that the Adviser believes have the potential for capital appreciation. ETFs are funds traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to correspond with the performance of a securities index. Alternatively, an ETF may be actively managed in accordance with a particular investment objective and strategy, similar to other non-index based investment companies. In addition, the Opportunity Fund may also invest in groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds or other index-or  sector-based groups of related securities) and index-based mutual funds or other investment companies (collectively with ETFs, “Fund Investments”). The Opportunity Fund’s investment strategy may include both growth and value style investing.

In allocating the Opportunity Fund’s assets, the Adviser uses a proprietary quantitative research process to determine current risk in the broad market equity markets. The Adviser generally will search for investments that exhibit attractive valuations on several metrics, which may include, without limitation, price movement, volatility, price-to-earnings ratios, growth rates, price-to-cash flow ratios and price-to-book ratios. The Adviser uses quantitative research to determine the Opportunity Fund’s:

•	optimum cash position;
•	weighting between the value and growth segments of the market;
•	sector and industry allocation; and
•	domestic and international exposure.

To participate in markets and market sectors, the Adviser’s investment philosophy emphasizes purchasing Fund Investments, which the Adviser believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, Barclays bond indexes etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, commodities-related indexes, etc.).

The Adviser retains the flexibility to allocate among equity or fixed income Fund Investments as determined to be suitable for the Opportunity Fund. The Opportunity Fund may invest up to 100% of its assets in Fund Investments that have portfolios comprised of equity securities (including domestic or foreign companies of any size in any sector) or fixed-income securities (including domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity, yield or quality rating). The mix of fixed income and equity Fund Investments may be substantially over-weighted or under-weighted in favor of fixed income or equities, depending on prevailing market conditions. The Opportunity Fund may participate in a limited number of industry sectors, but will not concentrate its investments in any particular sector.

The Opportunity Fund may hold all or a portion of its assets in cash positions, either due to pending investments or when investment opportunities are limited. Cash positions include cash and short-term, highly liquid investments, such as money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions (“Cash Positions”).

The Adviser generally sells a security under one or more of the  following conditions:

•	the security reaches the Adviser’s appraised value;
•	there is a more attractively priced Fund Investment or other security as an alternative;
•	the optimum Cash Position has changed based on the Adviser’s quantitative research;
•	the weighting between the value and growth segments of the market have changed based on the Adviser’s quantitative research;
•	the weighting between sector and industry allocations have changed based on the Adviser’s quantitative research; or
•	the weighting between domestic and international exposure have changed based on the Adviser’s quantitative research.

PRINCIPAL RISKS
An investment in the Opportunity Fund is subject to investment risks; therefore you may lose money by investing in the Opportunity Fund. There can be no assurance that the Opportunity Fund will be successful in meeting its investment objective. The Opportunity Fund is best suited for long-term investors. Generally, the Opportunity Fund will be subject to the following risks:

Market Risk: Market risk refers to the risk that the value of securities in the Opportunity Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Opportunity Fund’s investments, general economic and market conditions, and investor sentiment. In a declining stock market, stock prices for all companies (including those in the Opportunity Fund’s portfolio) may decline, regardless of their long-term prospects.

Management Style Risk:  The share price of the Opportunity Fund changes daily based on the performance of the securities in which it invests. The ability of the Opportunity Fund to meet its investment objective is directly related to the ability of the Adviser to accurately measure market risk and appropriately react to current and developing market trends. There is no guarantee that the Adviser’s judgments about the attractiveness, value and potential appreciation of particular investments in which the Opportunity Fund invests will be correct or produce the desired results. If the Adviser fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Opportunity Fund’s share price may be adversely affected.

Equity Securities Risk: The value of equity securities may decline due to general market conditions which are not specifically related to a particular company and are generally beyond the Adviser’s control, including fluctuations in interest rates, the quality of the Opportunity Fund’s investments, economic conditions, corporate earnings, adverse investor sentiment and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Opportunity Fund’s portfolio) may decline, regardless of their  long-term prospects.

Growth Investing Risk: The Opportunity Fund may invest in companies that appear to be growth-oriented. Growth companies are those that the Adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the Adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Opportunity Fund’s return.

Value Investing Risk: Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may not be undervalued.

Foreign Securities Risk: Investing in securities issued by companies whose principal business activities are outside the United States, or investing in American Depositary Receipts (“ADRs”) or Fund Investments focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Opportunity Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.

Currency Risk: Investments in foreign markets involve currency risk, which is the risk that the values of the Fund Investments and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies. The Opportunity Fund may, but is not required to, hedge against currency risk through the use of forward foreign currency contracts, which are obligations to purchase or sell a specified currency at a future date at a price established at the time of the contract. Forward foreign currency contracts involve the risk of loss due to the imposition of exchange controls by a foreign government, the delivery failure or default by the other party to the transaction or the inability of the Opportunity Fund to close out a position if the trading market becomes illiquid. There can be no assurance that any currency hedging transactions will be successful, and the Opportunity Fund may suffer losses from these transactions.

Small and Medium Capitalization Companies Risk: The Opportunity Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e., companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization).

Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

Large Capitalization Companies Risk: Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Sector/Focused Investment Risk: Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Opportunity Fund invests more heavily in a particular sector or focuses its investments in securities by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence affecting that sector than a fund that does not invest heavily in the sector. The sectors in which the Opportunity Fund may invest in more heavily will vary.

Commodity Risk: Investing in commodities through commodity-linked ETFs and mutual funds may subject the Opportunity Fund to potentially greater volatility than investments in traditional securities. The value of commodity-linked ETFs and mutual funds will be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Fixed Income Risk: Risks of investments in fixed income securities include, without limitation, credit risk, interest rate risk, maturity risk and liquidity risk. These risks could affect the value of investments of the Opportunity Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

•
Credit Risk. The value of the Opportunity Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

•
Interest Rate Risk. The value of the Opportunity Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Opportunity Fund’s fixed income investments can be expected to decline.

•
Maturity Risk. The value of the Opportunity Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

•
Liquidity Risk. Liquidity risk is the risk that a fixed income security may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the fixed income market).

Junk Bonds or High Yield Securities Risk: High yield securities and unrated securities of similar credit quality are considered to be speculative with respect to the issuer’s continuing ability to make principal and interest payments and are generally subject to greater levels of credit quality risk than investment grade securities. High yield securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered below “investment-grade”. The retail secondary market for these “junk bonds” may be less liquid than that of  higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Opportunity Fund’s net asset value. These risks can reduce the value of the Opportunity Fund’s shares and the income it earns.

Risks Related to “Fund of Funds” Structure: The Opportunity Fund may invest in ETFs or other investment companies. Through its positions in ETFs and other investment companies, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF or other investment company could decrease (or increase). In addition, certain of the ETFs or other investment companies in which the Opportunity Fund may invest may hold common portfolio positions, thereby reducing any diversification benefits.

Under the Investment Company Act of 1940 (the “1940 Act”), the Opportunity Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Opportunity Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Opportunity Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Opportunity Fund; and (ii) the ETF and the Opportunity Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Opportunity Fund from allocating its investments in the manner the Adviser considers optimal or cause the Adviser to select an investment other than that which the Adviser considers optimal.

Since the Opportunity Fund is a “fund of funds,” your cost of investing in the Opportunity Fund will generally be higher than the cost of investing directly in ETFs or other investment companies, because you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Opportunity Fund invests in addition to the Opportunity Fund’s direct fees and expenses. Furthermore, the use of the fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

Risks Related to ETF NAV and Market Price: The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Opportunity Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Opportunity Fund’s NAV is reduced for undervalued ETFs it holds, and that the Opportunity Fund receives less than NAV when selling an ETF).

Tracking Risk: Investment in the Opportunity Fund should be made with the understanding that the Fund Investments in which the Opportunity Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the Fund Investments in which the Opportunity Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the Fund Investments’ ability to track their applicable indices or match their performance.

Risks Related to Portfolio Turnover: As a result of its trading strategies, the Opportunity Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Opportunity Fund expenses. High rates of portfolio turnover may lower the performance of the Opportunity Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Opportunity Fund realizes capital gains when Fund Investments are sold, the Opportunity Fund must generally distribute those gains to shareholders, increasing the Opportunity Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

U.S. Government Securities Risk: Securities issued by the U.S. government or its agencies are subject to risks related to the creditworthiness of the U.S. government.  In addition, such securities may not be backed by the “full faith and credit” of the U.S. government, but rather by a right to borrow from the U.S. government or the creditworthiness of the issuer itself.  The value of any such securities may fluctuate with changes in credit ratings and market perceptions of the U.S. government and the issuers of the securities, as well as interest rates and other risks applicable to fixed income securities generally.

Risks Related to Investments in Money Market Mutual Funds: Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund. The Opportunity Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

PERFORMANCE SUMMARY
The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Opportunity Fund. The bar chart shows changes in the performance of the Opportunity Fund’s Class I shares for each full calendar year since its commencement of operations. Each Class of shares would have substantially similar annual returns and would differ only to the extent that each Class has different expenses. The Opportunity Fund is the successor to the Predecessor Fund, a mutual fund with substantially similar investment objectives, strategies and policies. The performance provided in the bar chart and performance table below is that of the Predecessor Fund. The performance table shows how the average annual total returns of the Opportunity Fund’s Class I shares compare with broad measures of market performance. The impact of sales charges is not reflected in the bar chart if reflected, returns would be less than those shown. How the Opportunity Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Updated performance information, current through the most recent month end, is available on the Opportunity Fund’s website at www.stadionfunds.com or by calling 1-866-383-7636.

Calendar Year Returns – Class I Performance

•	During the periods shown in the bar chart, the highest return for a calendar quarter was 16.69% (quarter ended 06/30/2009).
•	During the periods shown in the bar chart, the lowest return for a calendar quarter was -15.34% (quarter ended 12/31/2008).
•	The 2013 calendar-year-to-date total return for Class I shares was 7.32% through June 30, 2013.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not applicable to investors who hold shares of the Opportunity Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown for Class I shares only and after-tax returns for other classes will vary to the extent that each class has different expenses. Class A and C shares of the Fund commenced operations on April 1, 2013. The performance shown for Class A and C shares reflects the performance of the Fund’s Class I shares, the initial share class, calculated using the fees and expenses of Class A and C shares, respectively, and without the effect of any fee and expense limitations or waivers. If Class A and C shares of the Fund had been available during periods prior to April 1, 2013, the performance shown may have  been different.

Average Annual Total Returns (for periods ended December 31, 2012)

	1 Year	5 Years	Since Inception (May 3, 2004)
Class I Shares
Return Before Taxes	9.99%	5.71%	5.56%
Return After Taxes on Distributions	6.37%	3.55%	4.04%
Return After Taxes on Distributions and Sale of Fund Shares	9.17%	4.07%	4.18%
Class A Shares
Return Before Taxes	3.37%	4.20%	4.58%
Class C Shares
Return Before Taxes	8.90%	4.66%	4.51%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	5.01%

MANAGEMENT OF THE FUND
Stadion Money Management, LLC is the Opportunity Fund’s  investment adviser.

The Adviser employs a team of investment professionals responsible for the day-to-day management of the Opportunity Fund’s investments. Its members are:

Name	Title with the Adviser	Length of Service to the Fund
Paul M. Frank	Senior Portfolio Manager	Since April 1, 2013*
Brad A. Thompson, CFA	Chief Investment Officer	Since April 1, 2013
William McGough, CFA	Vice President – Portfolio Management	Since April 1, 2013

*	Paul Frank managed the Predecessor Fund since its inception in 2004.

PURCHASE AND SALE OF FUND SHARES
Minimum Initial Investment
$1,000 for Class A and Class C shares; $500,000 for Class I shares.

Minimum Additional Investment
$250 for Class A and Class C shares; $5,000 for Class I shares. However, the minimum additional investment requirement is waived for accounts that continue to hold Class I shares received in exchange for shares of the Predecessor Fund.

General Information
You may purchase or redeem (sell) shares of each Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your  financial intermediary.

TAX INFORMATION
Each Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER  FINANCIAL INTERMEDIARIES
If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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